Second Amendment to
                    Certificate of Limited Partnership of
               Geodyne Energy Income Limited Partnership III-A

     The undersigned, desiring to amend its amended certificate of limited partnership pursuant to the Oklahoma Revised Uniform Limited Partnership Act, as amended, Okla. Stat. tit. 54 (1993), Section 301 et seq (the "Act"), do hereby state:

     1. The name of the limited partnership is Geodyne Energy Income Limited Partnership III-A.

     2. The date of filing of the original Certificate of Limited Partnership was November 22, 1989, as amended by the First Amendment to Certificate of Limited Partnership of Geodyne Energy Income Limited Partnership III-A filed on February 25, 1993.

     3. The Amended Certificate of Limited Partnership is hereby revised to change the name of the General Partner and Registered Agent from Geodyne Production Company to the following:

            Geodyne Resources, Inc.

Geodyne Production Company merged with Geodyne Resources, Inc., with Geodyne Resources, Inc. surviving, effective June 30, 1996.

     DATED:    July 1, 1996

                                       Geodyne Production Company
                                        by Geodyne Resources, Inc.,
                                        successor by merger

                                        By:  /s/ Dennis R. Neill
                                             ---------------------------
                                             Dennis R. Neill
                                             President

                                       Geodyne Resources, Inc.
                                        as General Partner

                                        By:  /s/ Dennis R. Neill
                                             ---------------------------
                                             Dennis R. Neill
                                             President



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                                       Geodyne Depositary Company, as the
                                       Limited Partner

                                       By:   /s/ Dennis R. Neill
                                             ---------------------------
                                             Dennis R. Neill
                                             President

                                       Geodyne Resources, Inc., as
                                       Attorney-in-Fact for all Substituted
                                       Limited Partners

                                       By:   /s/ Dennis R. Neill
                                             ---------------------------
                                             Dennis R. Neill
                                             President


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